Exhibit 10.2

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

WASHINGTON DEPARTMENT OF FINANCIAL INSTITUTIONS

OLYMPIA, WASHINGTON

	)	STIPULATION AND CONSENT TO THE ISSUANCE OF AND ORDER TO CEASE AND DESIST Docket FDIC-09-144b
)
In the Matter of	)
)
AMERICANWEST BANK	)
SPOKANE, WASHINGTON	)
)
(INSURED STATE NONMEMBER BANK))
)
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”) and the Washington Department of Financial Institutions (“WDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the WDFI, and AmericanWest Bank, Spokane, Washington (“Bank”), as follows:

1. The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices and violations of law alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and § 30.04.450 of the Revised Code of Washington (“RCW”), and has waived those rights.

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST

(“ORDER”) by the FDIC and the WDFI. The Bank further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act and the RCW, and that said ORDER shall become effective upon its issuance by the FDIC and the WDFI, and fully enforceable by the FDIC and the WDFI pursuant to the provisions of the Act and the RCW.

3. In the event the FDIC and the WDFI accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC, and no action to enforce said ORDER in State Superior Court will be taken by the WDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4. The Bank hereby waives:

(a) The receipt of a NOTICE;

(b) All defenses in this proceeding;

(c) A public hearing for the purpose of taking evidence on such alleged charges;

(d) The filing of Proposed Findings of Fact and Conclusions of Law;

(e) A recommended decision of an Administrative Law Judge; and

(f) Exceptions and briefs with respect to such recommended decision.

Dated: May 8, 2009

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION		AMERICANWEST BANK SPOKANE, WASHINGTON

BY:	/s/ Iván Cintrón	BY:	/s/ Douglas K. Anderson
	Iván Cintrón		Douglas K. Anderson
Deputy Regional Counsel

WASHINGTON DEPARTMENT OF FINANCIAL INSTITUTIONS

BY:	/s/ Brad Williamson	/s/ J. Frank Armijo
	Brad Williamson	J. Frank Armijo
Director

/s/ Carolyn K. Carnes
Carolyn K. Carnes

/s/ Craig D. Eerkes
Craig D. Eerkes

/s/ H. Don Norton
H. Don Norton

/s/ Patrick J. Rusnak
Patrick J. Rusnak

/s/ Donald H. Swartz
Donald H. Swartz

/s/ P. Michael Taylor
P. Michael Taylor

Comprising the Board of Directors of AmericanWest Bank,
Spokane, Washington